Davis Series, Inc.
File Number 811-02679
For the period ending 06/30/2011

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             11775

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            	  802
	    Class C              5026
	    Class Y		 8608


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 23.34

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 19.90
	    Class C           $ 20.95
	    Class Y           $ 24.04


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1233

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   92
	    Class C	      $  239
	    Class Y	      $   45

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.07

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.04
    	    Class C	      $ 0.04
	    Class Y	      $ 0.07

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            19513

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        2072
	    Class C             5194
	    Class Y		 824


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.61

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.60
	    Class C           $ 5.61
	    Class Y           $ 5.65


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  82

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $    5
	    Class C	      $    3
            Class Y           $    1



73A.	1.  Dividends from net investment income (per share)
	    Class A	      $  0.0003


	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $  0.0003
    	    Class C	      $  0.0003
            Class Y           $  0.0003


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	       262226

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             15833
	    Class C             11277
            Class Y              2291

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00
            Class Y           $ 1.00


Series 4

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             14246

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		  342
	    Class C              2453
	    Class Y		  888


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 32.27

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 27.55
	    Class C           $ 28.37
	    Class Y           $ 33.01


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1050

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   15
	    Class C	      $   92
	    Class Y	      $  119


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.09

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.02
    	    Class C	      $ 0.03
	    Class Y	      $ 0.11


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             11676

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	         636
	    Class C             2926
	    Class Y		1112

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 29.43

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 29.05
	    Class C           $ 29.51
	    Class Y           $ 29.58


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 812

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $    3
	    Class C	      $   26
	    Class Y	      $   73


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.08

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.01
    	    Class C	      $ 0.03
	    Class Y	      $ 0.10


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            9637

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B              199
	    Class C             1122
	    Class Y		 738

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 25.66

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 25.27
	    Class C           $ 25.62
	    Class Y           $ 26.02